SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                       July 15, 1997 (July 10, 1997)
              ------------------------------------------------
              Date of report (Date of earliest event reported)


                             Hexcel Corporation
           ------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


   Delaware            1-8472                     94-1109521
--------------     ---------------------      ------------------
(State of          (Commission File No.)      (IRS Employer
Incorporation)                                Identification No.)


                             Two Stamford Plaza
                           281 Tresser Boulevard
                      Stamford, Connecticut 06901-3238
        ------------------------------------------------------------
           (Address of Principal Executive Offices and Zip Code)


                               (203) 969-0666
            ----------------------------------------------------
            (Registrant's telephone number, including area code)

                                    N/A
       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



Item 4.        Changes in Registrant's Certifying Accountant

(a)     Previous independent accountants

        (i)    On July 10, 1997, Hexcel Corporation dismissed
               Deloitte & Touche L.L.P. as its independent accountants.

        (ii) The reports of Deloitte & Touche L.L.P. on the financial statements for the past two fiscal years contained no adverse opinion or disclaim-er of opinion and were not qualified or modi-fied as to uncertainty, audit scope or account-ing principle. The December 31, 1995 report includes an explanatory paragraph regarding the confirmation of plan of reorganization and the acquisition of the Ciba Composite business.

        (iii)  The Registrant's Audit Committee and Board of
               Directors participated in and approved the decision to change independent accountants.

        (iv) In connection with its audits for the two most recent fiscal years and through July 10, 1997, there have been no disagreements with Deloitte & Touche L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the sat-isfaction of Deloitte & Touche L.L.P. would have caused them to make reference thereto in their report on the financial statements for such years.

        (v) During the two most recent fiscal years and through July 10, 1997, there have been no reportable events (as defined in Regulation S-K
               Item 304(a)(1)(v)).

        (vi) The Registrant has requested that Deloitte & Touche L.L.P. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated July 15, 1997, is filed as Exhibit 16 to this Form 8-K.

        (b)    New independent accountants

        (i) The Registrant engaged Price Waterhouse L.L.P. as its new independent accountants as of July 10, 1997. During the two most recent fiscal years and through July 10, 1997, the Registrant has not consulted with Price Waterhouse L.L.P. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written report or oral advice was provided to the Registrant by Price Waterhouse L.L.P. demonstrating Price Waterhouse L.L.P.'s conclusions with respect to any such issue that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7.        Financial Statements, Pro Forma
               Financial Information and Exhibits.

        (c)    Exhibits

               16   Letter from Deloitte & Touche L.L.P. to
                    the Securities and Exchange Commission
                    Regarding Change in Certifying Ac-
                    countant.


                            Signatures


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 15, 1997

                                        HEXCEL CORPORATION


                                        By: /s/ Wayne C. Pensky
                                            Name:  Wayne C. Pensky
                                            Title: Corporate Controller; Chief
                                                   Accounting Officer



EXHIBIT INDEX

Exhibit No.              Description

16              Letter from Deloitte & Touche L.L.P. to
                the Securities and Exchange Commission
                Regarding Change in Certifying Ac-
                countant